FORM 14-A
                           SILVER BUTTE MINING COMPANY
                           PRELIMINARY PROXY STATEMENT
                                Filing Date: XXXX
                           Commission File No.   XXXX
                                  SCHEDULE  14A
                                   INFORMATION
     Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                      1934
Filed  by  Registrant  [X]
Filed  by  a  Party  other  than  the  Registrant  [  ]
Check  the  appropriate  box:
[  X  ]  Preliminary  Proxy  Statement
[  ]  Confidential  for  use  of  the  Commission  Only  (as  permitted  by Rule
14a-6(e)(2))
[  ]  Definitive  Proxy  Statement
[  ]  Definitive  Additional  Materials
[  ]  Soliciting  Material  Pursuant  to  240.14a-12
                           SILVER BUTTE MINING COMPANY
                (Name of Registrant as Specified in its Charter)

Payment  of  Filing  Fee  (Check  the  appropriate  box):
[X] No fee required. [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)  Title  of  each  class  of  securities  to  which  transaction  applies:
(2)  Aggregate  number  of  securities  to  which  transaction  applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): n/a.
(4)  Proposed  maximum  aggregate  value  of  transaction:  n/a
(5)  Total  fee  paid:  -0-

[  ]  Fee  paid  previously  with  preliminary  materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)  Amount  Previously  Paid:
(2)  Form,  Schedule  or  Registration  Statement  No.:
(3)  Filing  Party:
(4)  Date  filed:

                           SILVER BUTTE MINING COMPANY
                    520 Cedar Street, Sandpoint, Idaho 83864
                                February 5, 2003
Dear  Stockholder:

You are cordially invited to attend the Special Meeting of Shareholders of Silver Butte Mining Company on March 14, 2003, at 10:00 a.m. local time, at the City Forum, 218 Cedar Street, Sandpoint, Idaho.

Those matters expected to be acted upon at the meeting are described in detail in the attached Notice of Special Meeting of Shareholders and Proxy Statement. Certain of the matters to be acted upon were subject of an annual meeting of shareholders held in the Fall of 2002. We are re-submitting the items for shareholder vote to be in compliance with applicable securities laws and regulations.

The enclosed notice and proxy statement contain details concerning the business to come before the meeting. We have also enclosed for your information and review the Annual Report on Form 10-KSB for the fiscal year ended August 31, 2002.

The  board  of  directors  recommends  a  vote  FOR each of the proposals below:

"FOR" electing Terry McConnaughy, Robert J. Evans, Joseph Zinger, Wayne Hohman, and Donald L. Hess to our board of directors to serve for the ensuing year or until their successors are duly elected and qualified;

"FOR" the amendment of the Company's Articles of Incorporation, authorizing an increase of the number of authorized shares of Common Stock from 10,000,000 to 150,000,000 shares; and

"FOR"  the  change  of  the  Company's  name to "Quantum Technology Group, Inc."

All shareholders are cordially invited to attend the Meeting in person. Your participation at this meeting is very important, regardless of the number of shares you hold. Whether or not you plan to attend the meeting, please complete, date, sign and return the accompanying proxy promptly. If you attend the Meeting, you may revoke your proxy and vote your shares in person.
We  look  forward  to  seeing  you  at  the  Meeting.
Sincerely,

/s/  Terry  McConnaughey
Terry  McConnaughey,  President,  Director

This Proxy Statement and the accompanying proxy card are first being mailed to Silver Butte Mining Company's Shareholders beginning February 10, 2003.

                           SILVER BUTTE MINING COMPANY
               NOTICE OF SPECIAL MEETING OF SHAREHOLDER TO BE HELD
                                 FEBUARY 5, 2003
To  our  Shareholders:
NOTICE is hereby given that on March 14, 2003, Silver Butte Mining Company will hold a Special Meeting of Shareholders at the City Forum, 218 Cedar Street, Sandpoint, Idaho. The meeting will begin at 10:00 a.m. local time. At the meeting, shareholders will be asked:

1. To elect Terry McConnaughy, Robert J. Evans, Joseph Zinger, Wayne Hohman, and Donald L. Hess to our board of directors to serve for the ensuing year or until their successors are duly elected and qualified.
2. To amend the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock from 10,000,000 shares to 150,000,000 shares; and
3. To approve the change of the Company's name to "Quantum Technology Group, Inc."

We have enclosed for the review of our shareholders the Annual Report on Form 10-KSB for the fiscal year ended August 31, 2002, which was filed with the Securities and Exchange Commission on December 13, 2002. The Company is unaware of any other business to be considered and acted upon at the meeting and any adjournments thereof. Only shareholders of record at the close of business on February 5, 2003, or such other date as may be determined as the record date are entitled to notice of and to vote at the meeting and any adjournments thereof.

All shareholders are cordially invited to attend the meeting in person. To assure your representation at the meeting and whether or not you plan to attend in person, you are urged to mark, sign, date and return the enclosed proxy card at your earliest convenience in the self-addressed, stamped envelope. Any stockholder attending the meeting may revoke their proxy and vote their shares in person.

Please Sign, Date and Return the Enclosed Proxy Immediately to Assure that Your Shares are Represented at the Special Meeting of Shareholders scheduled for March 14, 2003.

By  Order  of  the  Board  of  Directors,

/s/  Terry  McConnaughey,  President,  Director
Sandpoint,  Idaho
February  5,  2003

                           SILVER BUTTE MINING COMPANY
                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                         -------------------------------


This Proxy Statement relates to the Special Meeting of Stockholders of Silver Butte Mining Company, (the "Company"), an Idaho corporation, to be held on March 14, 2003, at 10:00 a.m., at the at the City Forum, 218 Cedar Street, Sandpoint, Idaho, including any adjournments or postponements thereof (the "Meeting"). This Proxy Statement, the accompanying proxy card and the Company's Annual Report are first being mailed to stockholders of the Company on or about February 10, 2003. THEY ARE FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE COMPANY OF PROXIES FROM THE HOLDERS OF THE COMPANY'S COMMON STOCK, PAR VALUE $.05 PER SHARE ("COMMON STOCK"), FOR USE AT THE MEETING.

The principal solicitation of proxies is being made by mail; however, additional solicitation may be made by telephone, facsimile or personal visits by directors and officers. The Company will reimburse brokerage firms and others for their reasonable expenses in forwarding soliciting material.

All shares represented by duly executed proxies in the accompanying form received prior to the Meeting will be voted in the manner specified therein. Any stockholder granting a proxy may revoke it at any time before it is voted by filing with the Secretary of the Company either an instrument revoking the proxy or a duly executed proxy bearing a later date. Any stockholder present at the Meeting who expresses a desire to vote their shares in person may also revoke their proxy. As to any matter for which no choice has been specified in a duly executed proxy, the shares represented thereby will be voted FOR each proposal listed herein and in the discretion of the persons named in the proxy in any other business that may properly come before the Meeting.

STOCKHOLDERS ARE URGED, WHETHER OR NOT THEY EXPECT TO ATTEND THE MEETING, TO COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

We have enclosed for the review of our shareholders the Annual Report on Form 10-KSB for the fiscal year ended August 31, 2002, which was filed with the Securities and Exchange Commission on December 13, 2002.

PROPOSALS  TO  BE  VOTED  UPON  BY  SHAREHOLDERS  AT  THE  SPECIAL  MEETING  OF
SHAREHOLDERS
At the Special Meeting, the holders of our shares of Common Stock will be asked to vote on the proposals set forth below. An affirmative vote of a majority of the shares present and voting at the Special Meeting is required for approval of all matters. There are no dissenters' rights to appraisal with respect to the proposals.

PROPOSAL ONE: To elect Terry McConnaughy, Robert J. Evans, Joseph Zinger, Wayne Hohman, and Donald L. Hess to our board of directors to serve for the ensuing year or until their successors are duly elected and qualified.

Information  Concerning Directors: It is proposed that Terry McConnaughy, Robert
J. Evans, Joseph Zinger, Wayne Hohman, and Donald L. Hess will be elected at the meeting, each to hold office until the next annual meeting of shareholders and/or until their successors are duly elected and qualified. The Company has no reason to believe that any nominee will be unavailable at the time of election.

For information relating to shares owned by the existing director and each of the nominees, see Item 6 "Voting Securities and Principal Holders Thereof". For information as to compensation, their principal occupations, age, and experiences, see Item 7 and Item 8 "Directors and Executive Officers" and "Compensation of Directors and Executive Officers". Reference is also made to
Item  5,  "Interest  of  Certain  Persons  in  the  Matters  to  be Acted Upon".

PROPOSAL TWO: To amend the Company's Articles of Incorporation to increase the authorized number of shares of Common Stock from 10,000,000 shares to 150,000,000 shares.

By voting "FOR" this proposal, shareholders will be authorizing the amendment of the Articles of Incorporation to increase the number of authorized Common Stock shares. The reason for the proposals to increase the number of authorized shares is discussed below.

Recommendation of the Board of Directors: Our Board of Directors recommends that our shareholders vote "FOR" the amendment to the Articles of Incorporation to increase the number of authorized shares of Common Stock from 10,000,000 to 150,000,000 shares.

PROPOSAL  THREE:  To change the Company's name to Quantum Technology Group, Inc.

The reason for this proposal is discussed above in connection with the Share Exchange Agreement with Quantum Technology Group, Inc. ("Quantum") discussed in
Item 14 below. By voting "FOR" this proposal, shareholders will be authorizing to change the name of the Company from Silver Butte Mining Company to Quantum Technology Group, Inc.

Recommendation of the Board of Directors: Our Board of Directors recommends that the holders of our shares vote "FOR" changing the name of the Company to Quantum Technology Group, Inc.

The enclosed Proxy is solicited by and on behalf of the board. We are unaware of any additional matters not set forth in the notice of special meeting that will be presented for consideration at the meeting. If any other matters are properly brought before the meeting and presented for a vote of the shareholders, the persons named in the proxy will vote in accordance with their best judgment upon such matters, unless otherwise restricted by law.
ITEM  1.  DATE,  TIME  AND  PLACE  INFORMATION
This proxy statement is furnished in connection with the solicitation of proxies for use at the meeting of shareholders of Silver Butte Mining Company to be held on March 14, 2003, at 10:00 a.m. local time the City Forum, 218 Cedar Street, Sandpoint, Idaho and at any and all adjournments thereof.

ITEM  2.  REVOCABILITY  OF  PROXY
The accompanying proxy is solicited by our board and is revocable by the shareholder anytime before it is voted. For more information concerning the procedure for revoking the proxy see Item 4. below. This proxy statement is first being mailed to shareholders on or about February 10, 2003.
ITEM  3.  DISSENTERS'  RIGHT  OF  APPRAISAL
There is no Dissenters' Right of Appraisal for any proposal set forth in this proxy statement.
ITEM  4.  PERSONS  MAKING  THE  SOLICITATION
This solicitation is made by the Company's board, which unanimously approved the proposals, by consent and without a meeting, and no director has informed the Company that he intends to oppose any action intended to be taken by the Company.
ITEM  5.  INTEREST  OF  CERTAIN  PERSONS  IN  MATTERS  TO  BE  ACTED  UPON
The following table sets forth information, to the best knowledge of the Company, as of January 2, 2003, with respect to each person who has been a director or executive officer of the Company at any time since the beginning of the last fiscal year or has been nominated for election as a director of the Company.



Title of Class  Name of Beneficial Owner                     Amount of Beneficial Ownership  Percent of Class (1)
Common Stock .  Terry McConnaughy                                                   156,457                 1.82%
Common Stock .  Joseph Zinger                                                       101,000                 1.83%
Common Stock .  Robert J. Evans                                                     158,000                 1.17%
Common Stock .  Wayne Hohman                                                        294,501                 3.42%
Common Stock .  Donald L. Hess                                                      413,082                 4.80%

Common Stock .  Directors and Executive Officers as a Group                       1,123,040                13.04%



(1) based upon 8,610,415 total common stock shares outstanding as of January 2, 2003.
(2) Each of the present directors will be issued 1,000,000 shares of restricted common stock when and if the share exchange agreement with Quantum discussed in Proposal 2 above is effective.

ITEM  6.  VOTING  SECURITIES  AND  PRINCIPAL  HOLDERS  THEREOF.

Only shareholders of record at the close of business on February 5, 2003, the record date, are entitled to notice of, and to vote at, the meeting. At the record date, there were 8,610,415 shares of Common Stock issued and outstanding. Each shareholder of record on the record date is entitled to one vote per share on each proposal presented at the meeting, exercisable in person or by proxy. None of the shares have cumulative voting rights.

The presence in person or by proxy of a majority of the outstanding shares entitled to vote is necessary to constitute a quorum at the meeting. Assuming a quorum is present, the affirmative vote of the holders of a majority of the shares issued and outstanding present in person or represented by proxy is required for approval of each proposal to be voted upon at the meeting.

There is no person or group, as that term is used in section 13(d)(3) of the Exchange Act, who is known to the Company to be the beneficial owner of more than five percent of any class of the Company's voting securities.
ITEM  7.  DIRECTORS  AND  EXECUTIVE  OFFICERS


NAME . . . . . . .  AGE  AFFILIATION WITH REGISTRATION  EXPIRATION OF TERM
------------------  ---  -----------------------------  ------------------
Terry McConnaughey   67  President, Director            Annual meeting
Joseph Zinger. . .   62  Vice President, Director       Annual meeting
Robert J. Evans. .   77  Secretary/Treasurer, Director  Annual meeting
Wayne Hohman . . .   62  Director                       Annual meeting
Donald L. Hess . .   73  Director                       Annual meeting



There are no material proceedings to which any of our directors, officers or affiliates of the Company or any owner of record of beneficially more than five percent (5%) of any class of voting securities of the Company, or any associate of any such director, officer, affiliate of the Company, or security holder, is a party. None of our directors or nominees entered into any transaction, or series of similar transactions, since the beginning of the Company's last fiscal year, or any currently proposed transaction, or series of similar transactions, to which the Company was or is to be a party, in which the amount involved exceeds $60,000 and in which any of our directors or nominees had, or will have, a direct or indirect material interest.

The following information with respect to the principal occupation or employment, other affiliations and business experience of each member of the board of directors during the last five years.

JOHN  T.  (TERRY) MCCONNAUGHEY:  Mr. McConnaughey had various functions with the
-------------------------------
Alaska State Police and retired in October 1990 at the rank of Major and Deputy Director of the Alaska State Troopers. He was retired from 1990-1996. In 1994, he became involved with community service work with North Idaho Bikeways, where he assisted as project Manager. From 1998 to 2000, he was Sagle Fire District Commissioner. In the Spring of 2001, he was appointed to Sandpoint Airport Advisory as Director for a four (4) year term. Mr. McConnaughey became a member of the board of directors of Silver Butte in 1996, and elected
President  in  March  2001.

ELMER  J.  (JOE)  ZINGER,  VICE  PRESIDENT:  Mr.  Zinger  was  employed  as  a
------------------------------------------
construction  foreman  at  Hidden  Lakes Gold Course since 1991.  Mr. Zinger was
-----------
appointed  to  the  Board of Directors of Silver Butte in 1992, and elected Vice
---
President  in  Spring  of  2001.
--

ROBERT J. EVANS, SECRETARY/TREASURER:  Mr. Evans has been involved in the mining
------------------------------------
business for the past thirty years. He has been a director of the Registrant for the past 21 years and secretary/treasurer of the Registrant for the past 13 years.

WAYNE  A.  HOHMAN,  DIRECTOR:  Mr.  Hohman  retired  from teaching in 1996 after
----------------------------
twenty-nine years.   He then became involved in land and timber management.   He
-----
was  appointed  to  the  Board  of  Directors  in  1996.

DONALD  L.  HESS,  DIRECTOR:  Mr.  Hess  is President of Columbia Stock Transfer
---------------------------
Company,  the  registrant's  transfer  agent.   Don  is  retired  from  public
accounting since December 2001, but continues to perform some accounting function for several publicly held corporations including Silver Butte Mining
Company. Don has been on the board of directors since 2001. Don also serves as a director of Mineral Mountain Mining and Milling Company and Lucky Friday Extension Mining Co.

COMPLIANCE  WITH  SECTION  16(A)  BENEFICIAL  OWNERSHIP  REPORTING:
Officers, Directors, and beneficial owners of 10% or more of the registrant's Common Stock that failed to file on a timely basis the reports required by section  16(a)  of  the  Exchange  Act  based  on a review of Forms 3, 4, and 5:

To the Registrant's knowledge, the required Forms 3, 4, and 5 have been filed although not all have been filed on a timely basis.

The Registrant has no standing audit, nominating and compensation committees of the Board of Directors, or committees performing similar functions.
ITEM  8.  COMPENSATION  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS.
The following table sets forth, for the fiscal years ended August 31, 2002, 2001, and 2000 compensation paid by the registrant to executives for work performed for the benefit of the registrant. The registrant has provided no stock options, warrants, or stock appreciation rights. There are no other employment contracts or incentive pay agreements with the officers and/or directors, who are paid on an hourly basis for work performed according to the terms and rates approved by the Board of Directors. In connection with the Quantum transaction discussed in Item 14 below, each director will receive 1,000,000 shares of common stock upon the completion of the transaction.



                     Annual Compensation  Long Term Compensation
                     -------------------  ----------------------
                     Other                Restricted              Options  LTIP           All
                     Annual               Stock                   SARS     Payouts        Other
Name/Title. . . . .  Year                 Salary                  Bonus    Compensation   Awards   (#)   ($)  Compensation
-------------------  -------------------  ----------------------  -------  -------------  ------  ----  ----  -------------
Terry McConnaughey,
Pres, Dir.                          2000                     ---      ---            ---     ---   ---   ---            ---
Terry McConnaughey,
Pres, Dir.                          2001                     ---      ---            ---     ---   ---   ---            ---
Terry McConnaughey,
Pres, Dir.                          2002                     ---      ---  $    2,000[3]     ---   ---   ---  $   4,300 [1]
E. Joseph Zinger,
Vice Pres, Dir.                     2000                     ---      ---            ---     ---   ---   ---            ---
E. Joseph Zinger,
Vice Pres, Dir.                     2001                     ---      ---            ---     ---   ---   ---
E. Joseph Zinger,
Vice Pres, Dir.                     2002                     ---      ---       2,000[3]     ---   ---   ---         667[1]

Robert J. Evans,
Sec/Treas, Dir.                     2000                     ---      ---            ---     ---   ---   ---       1,245[1]
Robert J. Evans,
Sec/Treas, Dir.                     2001                     ---      ---            ---     ---   ---   ---            ---
Robert J. Evans,
Sec/Treas, Dir.                     2002                     ---      ---       3,000[3]     ---   ---   ---       2,131[1]

Wayne Hohman,
Dir                                 2000                     ---      ---            ---     ---   ---   ---            ---
Wayne Hohman,
Dir                                 2001                     ---      ---            ---     ---   ---   ---            ---
Wayne Hohman,
Dir                                 2002                     ---      ---       2,000[3]     ---   ---   ---         688[1]
Donald L. Hess,
Dir                                 2001                     ---      ---            ---     ---   ---   ---      3,419 [2]
Donald L. Hess,
Dir                                 2002                     ---      ---         400[3]     ---   ---   ---      4,645 [2]
R. Richard Rice,
Pres/Dir                            2000                     ---      ---            ---     ---   ---   ---      1,453 [1]
R. Richard Rice,
Dir                                 2001                     ---      ---            ---     ---   ---   ---            ---

[1] Officers and Directors Fees associated with annual meeting and proxy solicitation.

[2] The registrant paid the Columbia Stock Transfer Registrant, owned by Donald. L. Hess, Director, $1,662 and $1,994 for stock transfer services and proxy services during the years ended August 31, 2002 and 2001, respectively. The registrant also paid the Donald L. Hess P.A. accounting firm $3,083 and $1,425 for services during the years ended August 31, 2002 and 2001, respectively. In addition the registrant issued the Columbia Stock Transfer Registrant 186,667 shares of capital stock during the year ended August 31, 2001 pursuant to a year 1993 agreement.

[3] The registrant issued stock to its directors to compensate them for directors fees that had not been paid for several years. The number of shares issued, based upon length of service, were as follows: McConnaughy - 100,000 shares, Zinger - 100,000 shares, Evans - 150,000 shares, Hohman - 100,000 shares, Hess - 20,000 shares. These shares were valued at the two cent per share bid price on the date of issuance.

No retirement, pension, profit sharing, stock option or insurance programs or other similar programs have been adopted by the Company for the benefit of our officers or directors.
ITEM  9.  INDEPENDENT  PUBLIC  ACCOUNTANTS
The Company has engaged the independent public accounting firm of DeCoria, Maichel & Teague, a Professional Services corporation, with offices in Spokane, WA, to conduct the audits for the Company's fiscal years ended August 31, 2002 and 2001. The financial statements of the Company for 2001 through 2002 were audited by DeCoria, Maichel & Teague. During the two most recent fiscal years or during any subsequent interim period, there were no other independent accountants engaged by the Company nor did any other independent accountants resign, decline to stand for re-election or was dismissed by the Company. Audit fees paid to the firm of DeCoria, Maichel & Teague in connection with the
September  30,  2002  and  2001  audits  were  $10,000.  No  fees  were paid for financial  information  systems  or  other  services  other than the audit fees.
ITEM  10.  COMPENSATION  PLANS
The Company does not have any plans for the payment of cash or non-cash compensation to any executive officers, directors or any other persons. In connection with the Quantum transaction discussed in Item 14 below each director will receive 1,000,000 shares of common stock upon the completion of the transaction.
ITEM 11. AUTHORIZATION OR ISSUANCE OF SECURITIES OTHERWISE THAN FOR EXCHANGE. The Board is asking shareholders to amend the Company's Articles of Incorporation to increase the authorized number of shares of Common Stock from 10,000,000 shares to 150,000,000 shares.

The Company is currently pursuing a transaction that requires issuing additional shares of common stock. On July 12, 2002, the Company entered into a preliminary Share Exchange Agreement with Quantum Technology Group, Inc. (Quantum). See
Item 14 "Mergers, consolidations, acquisitions and similar matters" for a description of this agreement.

ITEM  13.  FINANCIAL  AND  OTHER  INFORMATION
Information required by this item is included in the Company's Annual Report on Form 10-KSB for the fiscal year ended August 31, 2002 which document is hereby incorporated by reference.

A representative of the Company's independent public accounting firm of DeCoria, Maichel & Teague, is not expected to be attendance at the Special Meeting and therefore will not be available to respond to shareholder questions.

ITEM  14.  MERGERS,  CONSOLIDATIONS,  ACQUISITIONS  AND  SIMILAR  MATTERS.

(a)  The  Company  has  entered  into  a  Share  Exchange Agreement ("SEA") with
Quantum  Technology  Group  ("Quantum").   As  a  result  of this agreement, the
Company  and  Quantum  will  be  merged  into  one  entity.

(b)  (1)  Summary  of  terms  of  the  SEA  is  as  follows:

- Each shareholder of Quantum will receive 50 shares of unregistered and restricted common stock of the Company for each one (1) share of Quantum.

- This exchange would result in the issuance of 41,000,000 new unregistered common shares of the Company to Quantum shareholders.

- Each of the present directors of the Company will receive 1,000,000 shares of common stock in payment of prior year and current period services.

(b) (2) Contact information: The following individuals can be contacted with regards to this SEA agreement:


SILVER BUTTE MINING COMPANY .  QUANTUM TECHNOLOGY GROUP, INC.
-----------------------------  ------------------------------
Terry McConnaughey, President  Liem T. Nguyen, President
-----------------------------  ------------------------------
520 Cedar Street. . . . . . .            376 East 11th Street
-----------------------------  ------------------------------
Sandpoint, ID  83864. . . . .  Idaho Falls, Idaho  83840
-----------------------------  ------------------------------
(208) 263-5154                 208-403-8861
--------------                 ------------



(b)(3)  BUSINESS  CONDUCTED.   For information about the Company's business, see
Item 1 of the Company's annual report 10KSB for the year ended August 31, 2002 included in the Proxy mailing.

Quantum Technology Group, Inc. ("Quantum"), was incorporated on May 20, 2002 and is in its development stage of organization and operations. Quantum holds the exclusive license to market and sell in the United States of America, an electronic device known as the Handheld Portable Digital Geographic Data Manager (hand-held field digital data mapping device). Quantum plans to develop and commercialise this device as well as other advanced and innovative technologies.

(b)(4)  The  terms  of  the  transaction  are  outlined  below.

(i) The agreement calls for the shareholders of Quantum to receive 50 shares of the Company's unregistered and restricted common stock in exchange for each one
(1) Quantum share owned. This exchange would result in the issuance of 41,000,000 new unregistered common shares of the Company to Quantum shareholders. In connection with this transaction, each of the present directors will receive 1,000,000 shares of common stock in payment of prior year and current period services. The issuance of additional shares will result in the dilution of the percentage equity interest of our existing shareholders and will likely result in a change in control of the Company and a change in the board of directors.

(ii) No consideration is offered to the Company's common stockholders in connection with the SEA;

(iii) The Company believes that this transaction fits well with the Company's decision to abandon its mining exploration activities and its mineral leases and use its resources to investigate other business opportunities.

(iv) The Company's board of directors has approved this transaction pending shareholder approval of increasing the authorized number of shares.
Shareholder  approval  of  the  transaction  itself  is  not  required.

(v) The issuance of additional shares will result in the dilution of the percentage equity interest of our existing shareholders and will likely result in a change in control of the Company and a change in the board of directors.

(vi) This transaction will be accounted for as a purchase under Statement on Financial Accounting Standards No. 141 "Business Combinations."

(vii) For federal income tax purposes, the SEA is intended to constitute a Type "B" reorganization with the meaning of Section 368 of the Internal Revenue Code. The parties to the SEA adopted the Agreement as a "plan of reorganization" within the meaning of Sections 1.368-2(g) and 1.368 (a) of the United States Treasury Regulations.

(b)(5) Regulatory approval: The transaction is subject to applicable laws and regulations at both the federal and state level. Approval from a specific federal or state authority is not required in connection with the transaction.

(b)(6)  Reports,  opinions,  appraisals.  Not  Applicable

(b)(7)  Past  contacts,  transactions  or  negotiations.  Not  Applicable.

(b)(8)  Selected  financial  data.  Not  Applicable.

(b)(9)  Pro  forma  selected  financial  data.  Not  Applicable

(b)(10)  Pro  forma  information.  Not  Applicable.

(c)  Quantum  is  not  subject  to  the reporting requirements of either Section
13(a)  or  15(d) of the Exchange Act.   Pursuant to Form S-4 Part C Item 17 (b),
the  following  information  about  Quantum  is  provided:

(b)(1) Business. Quantum Technology Group, Inc. ("Quantum"), was incorporated on May 20, 2002 and is in its development stage of organization and operations. Quantum holds the exclusive license to market and sell in the United States of America, an electronic device known as the Handheld Portable Digital Geographic Data Manager (hand-held field digital data mapping device). Quantum plans to develop and commercialise this device as well as other advanced and innovative technologies.

The Geographic Data Manager is designed to be an integral component of a real-time mobile Geographic Information System and utilizes the Global Positioning System (GPS). The technology of the Geographic Data Manager is designed to aid in the collection and verification planning and engineering field data. This personal digital assistant is intended to meet the needs of the construction and utility industry and will be applicable to other tasks, such as environmental sampling, agricultural field data collection, and property appraisal and construction inspection. Large opportunities for use also exist in the gas, water, sewer, telephone and cable TV utilities; in local state and federal government inspection agencies, and in the insurance and transportation industries.

(b)(2)  Quantum's  common  stock is not listed on any exchange and has no stated
market  value.   No  dividends  have  been  paid  since  Quantum's  inception.

(b)(3)  Not  Applicable.

(b)(4)  Not  Applicable.

(b)(5)  Management's  Discussion  and  Analysis:

Plan of operation: Quantum's purpose is to develop and commercialise advanced and innovative technologies. Currently, it holds the exclusive license to market and sell in the United States of America, an electronic device known as the Handheld Portable Digital Geographic Data Manager (a handheld field digital data mapping device). In order to further this plan, Quantum has actively pursued venture capital as well as merger candidates. Quantum has entered into a Share Exchange Agreement with Silver Butte Mining Company in order to have better access to capital funds.

Results of operations: Since its inception on May 20, 2002, Quantum has had no revenue and has incurred $5,183 in expenses related to organizational and legal costs.

Financial condition and liquidity: Since its inception on May 20, 2002, Quantum has raised money through the sale of its common stock. Through October 31, 2002, Quantum sold shares of its common stock for cash of $1,929. Quantum also borrowed $1,096 from a shareholder. These funds were used to pay organization expenses of Quantum.

In addition, Quantum purchased the licensing agreement of the Handheld Portable Digital Geographic Data Manager for a price of $7,500. The licensing agreement calls for a royalty payment of four percent (4%) of the selling price, with minimum royalty payments of $10,000 each year through 2007 and every year thereafter, for the life of the agreement.

(b)(6) Quantum engaged the independent public accounting firm of Galusha Higgins & Galusha, with offices in Idaho Falls, Idaho, to conduct the audits for the Quantum's period from inception, May 20, 2002, to October 31, 2002. Quantum has had no disagreements with their accountants regarding accounting and financial disclosure. There have been no changes in Quantum's accounting firm since its inception.

ITEM  19.  AMENDMENT  OF  CHARTER,  BYLAWS  OR  OTHER  DOCUMENTS.

The Company is asking the shareholders to ratify the Amendment of the Articles of Incorporation to increase the number of authorized shares of Common Stock from 10,000,000 shares to 150,000,000 shares. Under Idaho law, the Company may only issue shares to the extent that such shares have been authorized for issuance under the Company's Articles of Incorporation. As of record date, 8,610,415, or 86.1% of our presently authorized 10,000,000 shares of Common Stock were issued and outstanding. As a result, the Company has a limited number of additional shares available that may be necessary for corporate purposes such as mergers, acquisitions, and similar transactions, or in order to engage the services of any personnel for future operations that the Company or any successor may wish to pursue.
ITEM  21.  VOTING  PROCEDURE
The presence, in person or by proxy, of the holders of a majority of the shares of outstanding common stock of the Company entitled to vote is necessary to constitute a quorum at the Special Meeting. The affirmative vote of a majority of the shares of common stock represented at the meeting and entitled to vote is required for each proposal. Abstentions and broker non-votes are each included in the determination of the number of shares present at the meeting for purposes of determining a quorum. Abstentions and broker non-votes have no effect on determinations of plurality, except to the extent that they affect the total votes received by any particular candidate.


The Company's annual report 10KSB for the year ended August 31, 2002 is enclosed in this Proxy Mailing.

PROXY  CARD

PLEASE  MARK  YOUR  VOTES  AS  [X]  INDICATED  IN  THIS EXAMPLE.   IF NO MARK IS
INDICATED,  THE  VOTE  WILL  CONSIDERED  AS  "FOR"  THE  PROPOSAL

1. ELECTION OF DIRECTORS (to withhold authority to vote for any individual members, strike a line through the members name in the list below).

FOR  all  nominees     [  ]  (to  vote for all nominees, except as marked to the
contrary)                                            AGAINST  [ ]      ABSTAIN [
]

Terry  McConnaughey
Robert  J.  Evans
Joseph  Zinger
Wayne  Hohman
Donald  L.  Hess

2. TO APPROVE THE INCREASE IN AUTHORIZED NUMBER OF SHARES OF COMMON STOCK FROM 10,000,000 TO 150,000,000

                         FOR  [  ]  AGAINST  [  ]  ABSTAIN  [  ]

3.  TO  CHANGE  THE  COMPANY'S  NAME  TO  QUANTUM  TECHNOLOGY  GROUP,  INC.

                         FOR  [  ]  AGAINST  [  ]  ABSTAIN  [  ]

Please sign below exactly as your name appears on this Proxy Card. If shares are registered in more than one name, the signatures of all such persons are required. A corporation should sign in its full corporate name by a duly authorized officer, stating his/her title. Trustees, guardians, and administrators should sign in their official capacity, giving their title as such. Partnerships should sign in the partnership name by the authorized person(s).

The undersigned acknowledge(s) receipt of the Notice of the aforesaid Special Meeting, the Proxy Statement, each dated February 5, 2003 and the Annual Report dated December 13, 2002.

Date:  February  5,  2003

SIGNATURE  OF  STOCKHOLDER

______________________________________________________________________________
SIGNATURE  IF  HELD  JOINTLY

Name  and  address  of  shareholder